Sub-Item 77Q1(e)

                                AMENDMENT NO. 12
                                       TO
                      MASTER INVESTMENT ADVISORY AGREEMENT

     This Amendment dated as of April 30, 2010, amends the Master Investment Advisory Agreement (the "Agreement"), dated June 1, 2000, between AIM Investment Securities Funds, a Delaware statutory trust, and Invesco Advisers, Inc., a Delaware corporation.

                                   WITNESSETH:

     WHEREAS, AIM Investment Securities Funds is now named AIM Investment Securities Fund (Invesco Investment Securities Fund); and

     WHEREAS, the following Funds have been renamed:

CURRENT NAME                         NEW NAME
AIM Core Bond Fund                   Invesco Core Bond Fund
AIM Dynamics Fund                    Invesco Dynamics Fund
AIM Global Real Estate Fund          Invesco Global Real Estate Fund
AIM High Yield Fund                  Invesco High Yield Fund
AIM Income Fund                      Invesco Income Fund
AIM Limited Maturity Treasury Fund   Invesco Limited Maturity Treasury Fund
AIM Money Market Fund                Invesco Money Market Fund
AIM Municipal Bond Fund              Invesco Municipal Bond Fund
AIM Real Estate Fund                 Invesco Real Estate Fund
AIM Short Term Bond Fund             Invesco Short Term Bond Fund
AIM U.S. Government Fund             Invesco U.S. Government Fund;

     NOW, THEREFORE, the parties agree that;

     1. All references to AIM Investment Securities Funds in the Agreement are hereby deleted and replaced with AIM Investment Securities Funds (Invesco Investment Securities Funds).

     2. Appendix A and Appendix B to the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                            FUNDS AND EFFECTIVE DATES

NAME OF FUND                                     EFFECTIVE DATE OF ADVISORY AGREEMENT
------------                                     ------------------------------------
Invesco Core Bond Fund                                     December 28, 2001
Invesco Dynamics Fund                                       April 30, 2008
Invesco Global Real Estate Fund                             April 29, 2005

Invesco High Yield Fund                                      June 1, 2000
Invesco Income Fund                                          June 1, 2000
Invesco Limited Maturity Treasury Fund                       June 1, 2000
Invesco Money Market Fund                                    June 1, 2000
Invesco Municipal Bond Fund                                  June 1, 2000
Invesco Real Estate Fund                                   October 29, 2003
Invesco Short Term Bond Fund                                August 29, 2002
Invesco U.S. Government Fund                                 June 1, 2000
Invesco High Yield Securities Fund                         February 12, 2010
Invesco Van Kampen Core Plus Fixed Income Fund             February 12, 2010
Invesco Van Kampen Corporate Bond Fund                     February 12, 2010
Invesco Van Kampen Government Securities Fund              February 12, 2010
Invesco Van Kampen High Yield Fund                         February 12, 2010
Invesco Van Kampen Limited Duration Fund                   February 12, 2010

                                   APPENDIX B
                           COMPENSATION TO THE ADVISOR

     The Trust shall pay the Adviser, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                             INVESCO CORE BOND FUND

NET ASSETS              ANNUAL RATE
----------              -----------
First $500 million...      0.400%
Next $500 million....      0.375%
Next $1.5 billion....      0.350%
Next $2.5 billion....      0.325%
Over $5 billion......      0.300%

                              INVESCO DYNAMICS FUND

NET ASSETS              ANNUAL RATE
----------              -----------
First $350 million...       0.60%
Next $350 million....       0.55%
Next $1.3 billion....       0.50%
Next $2 billion......       0.45%
Next $2 billion......       0.40%
Next $2 billion......      0.375%
Over $8 billion......       0.35%

                         INVESCO GLOBAL REAL ESTATE FUND
                            INVESCO REAL ESTATE FUND

NET ASSETS              ANNUAL RATE
----------              -----------
First $250 million...       0.75%
Next $250 million....       0.74%
Next $500 million....       0.73%
Next $1.5 billion....       0.72%
Next $2.5 billion....       0.71%
Next $2.5 billion....       0.70%
Next $2.5 billion....       0.69%
Over $10 billion.....       0.68%

                             INVESCO HIGH YIELD FUND

NET ASSETS              ANNUAL RATE
----------              -----------
First $200 million...      0.625%
Next $300 million....       0.55%
Next $500 million....       0.50%
Over $1 billion......       0.45%

                               INVESCO INCOME FUND
                           INVESCO MUNICIPAL BOND FUND
                          INVESCO U.S. GOVERNMENT FUND

NET ASSETS              ANNUAL RATE
----------              -----------
First $200 million...       0.50%
Next $300 million....       0.40%
Next $500 million....       0.35%
Over $1 billion......       0.30%

                     INVESCO LIMITED MATURITY TREASURY FUND

NET ASSETS              ANNUAL RATE
----------              -----------
First $500 million...       0.20%
Over $500 million....      0.175%

                            INVESCO MONEY MARKET FUND

NET ASSETS              ANNUAL RATE
----------              -----------
First $1 billion.....       0.40%
Over $1 billion......       0.35%

                          INVESCO SHORT TERM BOND FUND

NET ASSETS              ANNUAL RATE
----------              -----------
First $500 million...      0.350%
Next $500 million....      0.325%
Next $1.5 billion....      0.300%
Next $2.5 billion....      0.290%
Over $5 billion......      0.280%

                       INVESCO HIGH YIELD SECURITIES FUND

NET ASSETS              ANNUAL RATE
----------              -----------
First $500 million...       0.42%
Next $250 million....      0.345%
Next $250 million....      0.295%
Next $1 billion......       0.27%
Next $1 billion......      0.245%
Over $3 billion......       0.22%

                 INVESCO VAN KAMPEN CORE PLUS FIXED INCOME FUND

NET ASSETS              ANNUAL RATE
----------              -----------
First $1 billion.....      0.375%
Over $1 billion......       0.30%

                     INVESCO VAN KAMPEN CORPORATE BOND FUND

NET ASSETS              ANNUAL RATE
----------              -----------
First $500 million...       0.42%
Next $750 million....       0.35%
Over $1.25 billion...       0.22%

                  INVESCO VAN KAMPEN GOVERNMENT SECURITIES FUND

NET ASSETS              ANNUAL RATE
----------              -----------
First $1 billion.....       0.54%
Next $1 billion......      0.515%
Next $1 billion......       0.49%
Next $1 billion......       0.44%
Next $1 billion......       0.39%
Next $1 billion......       0.34%
Next $1 billion......       0.29%
Over $7 billion......       0.24%

                       INVESCO VAN KAMPEN HIGH YIELD FUND

NET ASSETS              ANNUAL RATE
----------              -----------
First $500 million...       0.42%
Next $250 million....      0.345%
Next $250 million....      0.295%
Next $1 billion......       0.27%
Next $1 billion......      0.245%
Over $3 billion......       0.22%

                    INVESCO VAN KAMPEN LIMITED DURATION FUND

0.30% of average daily net assets"

     2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers on the date first written above.

                                        AIM INVESTMENT SECURITIES FUNDS
                                        (INVESCO INVESTMENT SECURITIES FUNDS)


Attest: /s/ Stephen R. Rimes            By: /s/ John M. Zerr
        Assistant Secretary                 John M. Zerr
                                            Senior Vice President

(SEAL)

                                        INVESCO ADVISERS, INC.


Attest: /s/ Stephen R. Rimes            By: /s/ John M. Zerr
        Assistant Secretary                 John M. Zerr
                                            Senior Vice President

(SEAL)